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                                                                 EXHIBIT 10.7

Warrant No. 2                                              Date of Option Grant:
39,292 SHARES                                                      JULY 30, 1997


                            COMMON STOCK PURCHASE WARRANT
                                          OF
                                      CPB INC.


          This certifies that, for value received, The Sumitomo Bank, Ltd. ("Sumitomo") is entitled to purchase from CPB Inc., a Hawaii corporation (the "Company"), at any time prior to 12:00 a.m., Hawaii Time on July 30, 2002, 39,292 fully paid and nonassessable shares (the "Shares") of the Company common stock, no par value ("Common Stock"), at such price and upon such terms and conditions as are set forth below.

          This Warrant is issued in connection with that certain Share Purchase Agreement, dated November 20, 1986, by and between the Company and Sumitomo (the "Share Purchase Agreement").

          1.   EXERCISE.

               a. The term ("Term") of this Warrant shall commence on July 30, 1997 and end on July 30, 2002. Sumitomo may not exercise this Warrant until the stock options ("Option"), or portion thereof, representing this Warrant is exercised. The Company will give Sumitomo notice ("Stock Option Notice") of the exercise of any Options issued pursuant to the CPB Inc. 1997 Stock Option Plan ("Plan") within thirty (30) days after June 30 and December 31 of each year setting forth the number of Options exercised, the purchase price paid and the number of shares that may be acquired by Sumitomo pursuant to the Warrant.
After the receipt of the Stock Option Notice, Sumitomo may exercise the Warrant to the extent specified in the Stock Option Notice, in whole or in part, at any time or from time to time during the Term, subject to approval by the Federal Reserve Board or other regulatory authorities. Sumitomo will exercise the Warrant by delivering to the Company at its principal office, located at 220 South King Street, Honolulu, Hawaii 96813, or at such other office or agency as the Company may designate, the form of Election to Exercise Warrant attached hereto duly executed by Sumitomo, and accompanied by payment of an amount equal to the product of the fair market value of the Common Stock on the date the Warrant is exercised (the "Warrant Price") and the number of Shares to be acquired on such exercise. Payment shall be made in United States Dollars. If Sumitomo shall exercise less than the entire Warrant represented hereby, the Company shall promptly issue and deliver to Sumitomo a new Warrant of like tenor and dated the date hereof in the name of Sumitomo and providing for the right to purchase the number of Shares with respect to which this Warrant has not been exercised. Notwithstanding the foregoing, the shares issuable upon exercise of this Warrant shall be adjusted consistent with any adjustments pursuant to
Section 9 of the Plan to the Option to which such shares relate (or the adjustments which would have occurred to the Option but for its exercise before the exercise of this Warrant.)


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               b.   Upon the exercise of this Warrant in full or in part,
Sumitomo shall be entitled to receive a certificate or certificates for the number of fully paid and nonassessable shares of the Common Stock of the Company purchasable on such exercise, and Sumitomo shall pay all transfer taxes in receipt of the issuance thereof. If a fraction of a share would be issuable on any exercise of this Warrant, in lieu of the issuance of such fractional share, Sumitomo will be paid by the Company the cash value of that fractional share, as determined in good faith by the Board of Directors of the Company. Appropriate certificates shall be sent to Sumitomo promptly after the exercise of this Warrant in full or in part.

               c. The Company covenants that it will at all times reserve and keep available, solely for issuance on exercise of this Warrant, all shares of Common Stock or other securities or property from time to time issuable on such exercise.

          2.   RIGHTS OF WARRANTHOLDERS.

          Sumitomo shall not, by virtue of the ownership of this Warrant, be considered a shareholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on Sumitomo any rights of a shareholder of the Company, including without limitation any right to vote, give or withhold consent to any corporate action, receive notice of meetings of shareholders or receive dividends in respect of the Shares issuable upon the exercise of this Warrant has been exercised and the Shares purchasable upon the exercise thereof have been issued.

          3.   TRANSFER.

               a. The securities issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, ("Act") and may be sold, assigned, pledged, hypothecated or otherwise transferred, or offered for sale, assignment, pledge, hypothecation or transfer only if registered under that Act or if an exemption from registration is available.

               b. The rights represented by and title to this Warrant may not be transferred or assigned; however, the securities issuable upon exercise of this Warrant may be transferred or assigned subject to Section 3(a) above.

               c. Each certificate for shares issued upon exercise of this Warrant shall bear a legend substantially in the form set forth below:

          The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, pledged, hypothecated, transferred or otherwise disposed of except as may be authorized under such Act or the rules and regulations promulgated thereunder.

               d. Sumitomo hereby represents that this Warrant and any shares it may acquire upon exercise of all or part of this Warrant are being acquired for its own account and not with a view to or for sale in connection with any distribution thereof. The holder agrees to furnish


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confirmation of the foregoing representation upon exercise of all or any part of this Warrant in such form as the Company shall reasonably require.

          4.   GOVERNING LAW.

          This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Hawaii applicable to contracts made and to be performed wholly within that state.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its authorized officers as of the 30th day of July, 1997.

                              CPB INC.



                              By
                                ------------------------------------
                                   Joichi Saito
                                   Chairman of the Board
                                   and Chief Executive Officer



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                             ELECTION TO EXERCISE WARRANT

TO:  CPB INC.
     220 South King Street
     Honolulu, Hawaii   96813
     Attention:  Mr. Joichi Saito


          The Sumitomo Bank, Limited ("Warrantholder") hereby irrevocably elects to exercise the right to purchase represented by the Common Stock Purchase Warrant No. ___ issued on __________________ pursuant to the Share Purchase Agreement dated November 20, 1986 (the "Warrant"), and to purchase thereunder, ____________ shares of Common Stock provided for under the Warrant. Within three business days after notification by you of the average of the closing bid and asked price for the Common Stock for the five business days immediately preceding the date of this Election to Exercise Warrant, which is agreed to be the fair market value of such shares on the date hereof, Warrantholder will tender payment to the order of CPB Inc. for such shares of Common Stock in full. Warrantholder requests that certificates for such shares of Common
Stock be issued as follows:

          Name:
                       ---------------------------------
          Address:
                       ---------------------------------
                       ---------------------------------

and that if said number of shares of Common Stock shall not be all the shares of Common Stock purchasable under the Warrant, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under the Warrant be registered in the name of and delivered to the undersigned Warrantholder at the address stated below:

          Name of Warrantholder:   THE SUMITOMO BANK, LIMITED
          Address:
                                   --------------------------
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Dated:         .              THE SUMITOMO BANK, LIMITED
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                              By:
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                              Name:
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                              Title:
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